SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

(All amounts in Indian rupees unless otherwise stated)

	Note	As at		US $ (Refer Note 2 (c))
		March 31, 2017	September 30, 2017	September 30, 2017
Assets				
Cash and cash equivalents	17	92,57,27,605	53,48,67,278	81,90,923
Term deposits	18	3,22,18,80,714	3,56,04,69,747	5,45,24,805
Trading assets	19	2,13,27,45,724	2,26,06,70,296	3,46,19,760
Inventories	20	2,77,86,582	23,21,94,149	35,55,806
Trade and other receivables	21	4,17,41,65,126	4,23,18,78,820	6,48,06,720
Loans and advances to customers	22	3,13,07,58,815	4,48,73,17,464	6,87,18,491
Investment securities	23	87,46,90,507	30,83,72,808	47,22,401
Equity accounted investee		18,24,756	12,90,159	19,757
Income tax assets		12,26,29,439	11,51,11,087	17,62,805
Property and equipment		41,38,88,377	40,69,37,037	62,31,808
Intangible assets and goodwill	24	8,03,85,549	4,05,63,738	6,21,190
Deferred tax assets		25,64,51,720	28,89,07,678	44,24,313
Other assets	25	37,34,40,549	43,72,84,322	66,96,545
Total assets		**15,73,63,75,463**	**16,90,58,64,583**	**25,88,95,324**
Liabilities				
Trading liabilities	19	43,48,74,433	13,42,35,139	20,55,668
Loans and borrowings	26	3,32,97,51,538	4,62,04,52,216	7,07,57,308
Trade and other payables	27	5,77,31,80,448	5,70,65,90,673	8,73,90,363
Current tax liabilites		1,85,15,810	4,12,05,814	6,31,023
Employee benefits	28	15,11,33,608	13,41,75,405	20,54,754
Other liabilities	29	10,91,90,065	16,36,25,179	25,05,747
Total liabilities		**9,81,66,45,902**	**10,80,02,84,426**	**16,53,94,863**
Equity				
Share capital		22,62,68,900	22,62,68,900	34,65,067
Share premium		3,54,89,93,510	3,54,89,93,510	5,43,49,058
Foreign currency translation reserve		(2,74,59,191)	(2,59,88,672)	(3,97,989)
Retained earnings		2,14,08,55,230	2,35,01,68,396	3,59,90,328
Total equity attributable to owners of the Company		**5,88,86,58,449**	**6,09,94,42,134**	**9,34,06,464**
Non-controlling interest		3,10,71,112	61,38,023	93,997
Total liabilities and equity		**15,73,63,75,463**	**16,90,58,64,583**	**25,88,95,324**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

(All amounts in Indian rupees unless otherwise stated)

	Note	For the six months ended September 30, 2016	For the six months ended September 30, 2017	US $ (Refer Note 2(c)) September 30, 2017
Fee and commission income	5	1,23,17,12,174	1,57,88,76,318	2,41,78,810
Net trading income	6	81,52,38,249	71,41,58,557	1,09,36,578
Net income from other financial instruments at fair value through profit or loss	7	4,50,30,811	2,09,58,569	3,20,958
Interest income	8	28,31,25,851	47,05,08,362	72,05,335
Interest expense	8	(12,70,78,510)	(19,16,46,820)	(29,34,867)
Net interest income		**15,60,47,341**	**27,88,61,542**	**42,70,468**
Other operating income	9	8,80,88,532	13,62,89,787	20,87,133
Total revenue		**2,33,61,17,107**	**2,72,91,44,773**	**4,17,93,948**
Other income	10	1,98,96,302	1,39,39,076	2,13,462
Service cost	11	95,15,07,272	1,04,76,67,526	1,60,43,913
Personnel expenses	12	64,68,63,915	65,75,29,286	1,00,69,361
Other expenses	13	39,72,52,404	41,52,78,090	63,59,542
Allowance for impairment charge on receivable from clients	21	7,34,91,950	1,68,33,971	2,57,794
(Reversal)/ allowance for impairment charge on loans and advances to customers	22	32,95,546	1,80,23,624	2,76,013
Reversal of impairment charge on advance to vendors	25	-	(5,76,055)	(8,822)
Depreciation, amortization and impairment losses	14	2,77,33,745	8,09,70,781	12,39,981
		25,58,68,577	**50,73,56,626**	**77,69,628**
Share in loss of equity accounted investee, net of tax		**59,42,623**	50,34,597	77,099
Profit before tax		**24,99,25,954**	**50,23,22,029**	**76,92,528**
Income tax expense	15	5,61,24,954	18,64,20,587	28,54,833
Profit for the period		**19,38,01,000**	**31,59,01,442**	**48,37,696**
Other comprehensive income, net of income tax				
Items that are or may be reclassified subsequently to profit or loss				
Foreign currency translation differences for foreign operations		(20,24,229)	12,81,594	19,626
Other comprehensive income for the period, net of income tax		**(20,24,229)**	**12,81,594**	**19,626**
Total comprehensive income for the period		**19,17,76,771**	**31,71,83,036**	**48,57,323**
Profit attributable to:				
Owners of the Company		19,31,53,123	34,06,48,507	52,16,669
Non-controlling interest		6,47,877	(2,47,47,065)	(3,78,975)
Profit for the period		**19,38,01,000**	**31,59,01,442**	**48,37,694**
Total comprehensive income attributable to:				
Owners of the Company		19,11,28,894	34,21,40,236	52,39,513
Non-controlling interest		6,47,877	(2,49,57,200)	(3,82,192)
Total comprehensive income for the period		**19,17,76,771**	**31,71,83,036**	**48,57,321**
Earning per share	16			
Basic		1.71	3.01	0.05
Diluted		1.71	3.01	0.05

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the six months ended		US $ (Refer Note 2(c))
		September 30, 2016	September 30, 2017	September 30, 2017
Cash flows from operating activities				
Profit for the period		19,38,01,000	31,59,01,442	48,37,696
Adjustments for :				
Depreciation	14	2,61,45,618	3,08,68,187	4,72,713
Amortization and impairment losses	14	15,88,127	5,01,02,594	7,67,268
Net income from other financial instruments at fair value through profit or loss	7	(4,28,78,736)	(1,98,82,679)	(3,04,482)
Interest on income tax refund	10	(71,59,057)	(11,62,142)	(17,797)
Dividend earned	6,7	(69,78,128)	(27,02,448)	(41,385)
Share in loss of equity accounted investee, net of tax		-	50,34,597	77,099
Share based compensation expense	13,35	58,51,670	-	-
(Profit)/ Loss on sale of property and equipment	10,13	(1,04,793)	30,58,557	46,839
Allowance for impairment charge on receivable from client	21	7,34,91,950	1,68,33,971	2,57,794
(Reversal)/ allowance for impairment charge on loans and advances to customers	22	32,95,546	1,80,23,624	2,76,013
Reversal of impairment charge on advances to vendor	25	-	(5,76,055)	(8,822)
Effect of movement in foreign exchange		(23,62,065)	-	-
Net interest income	8	(15,60,47,341)	(27,88,61,542)	(42,70,468)
Income tax expense	15	5,61,24,953	18,64,20,587	28,54,833
		14,47,68,744	**32,30,58,693**	**49,47,301**
Changes in :				
Term deposits		(22,20,50,380)	(33,85,89,033)	(51,85,131)
Trading assets		66,46,90,696	(12,79,24,573)	(19,59,029)
Inventories		(2,25,35,779)	(20,44,07,567)	(31,30,284)
Trade and other receivables		(1,29,52,19,995)	(7,45,47,667)	(11,41,618)
Loans and advances to customers		59,55,84,130	(1,37,45,82,272)	(2,10,50,265)
Other assets		6,33,75,689	(4,63,82,444)	(7,10,298)
Trading liabilities		(10,52,86,341)	(30,06,39,294)	(46,03,971)
Trade and other payables		(14,15,37,781)	(6,65,89,772)	(10,19,751)
Employee benefits		1,39,88,822	(1,69,58,203)	(2,59,697)
Provision for share in loss of equity accounted investee		59,42,623	-	-
Other liabilities		3,07,07,025	5,44,35,115	8,33,616
		(26,75,72,547)	**(2,17,31,27,017)**	**(3,32,79,127)**
Dividend received on trading assets		40,62,764	16,26,558	24,909
Interest received		29,29,40,485	47,05,08,362	72,05,335
Interest paid		(12,74,16,385)	(20,85,32,096)	(31,93,447)
Income tax paid		(11,30,65,537)	(18,86,68,189)	(28,89,253)
Net cash flows from/ (used in) operating activities		**(21,10,51,220)**	**(2,09,81,92,382)**	**(3,21,31,583)**
Cash flows from investing activities				
Acquisition of property and equipment		(3,91,71,643)	(2,78,48,668)	(4,26,473)
Proceeds from the sale of property and equipment		10,64,512	8,73,264	13,373
Acquisition of intangible assets		(3,59,094)	(1,02,80,783)	(1,57,439)
Acquisition of investment securities		(76,75,33,497)	-	-
Acquisition of interest in joint venture			(45,00,000)	(68,913)
Proceeds from sale of investment securities		56,97,73,772	58,62,00,378	89,77,035
Interest on income tax refund	10	71,59,057	11,62,142	17,797
Acquisition of business	34	(2,97,70,177)	-	-
Advance to establish joint venture		(50,00,000)	-	-
Dividend received on investment securities		20,87,465	10,75,890	16,476
Net cash from/ (used in) investing activities		**(26,17,49,605)**	**54,66,82,223**	**83,71,856**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the six months ended		US $ (Refer Note 2(c))
		September 30, 2016	September 30, 2017	September 30, 2017
Cash flows from financing activities				
Proceeds from secured loan		56,31,900	10,00,00,000	15,31,394
Repayment of secured loan		(30,28,900)	(1,16,28,681)	(1,78,081)
(Repayment) / proceeds of secured overdraft (net)		41,15,47,772	1,08,95,45,453	1,66,85,229
Proceeds from unsecured loan		10,35,67,989	11,27,83,906	17,27,165
Dividend paid and tax thereon		(4,90,19,764)	(13,13,35,340)	(20,11,261)
Net cash flows from/(used in) financing activities		**46,86,98,997**	**1,15,93,65,338**	**1,77,54,446**
Net increase/ (decrease) in cash and cash equivalents		**(41,01,828)**	**(39,21,44,821)**	**(60,05,281)**
Cash and cash equivalent at the beginning of the period		23,88,32,270	92,57,27,605	1,41,76,533
Effect of exchange rate fluctuations on cash and cash equivalents held		4,91,492	12,84,496	19,671
Cash and cash equivalent at the end of the period	17	**23,52,21,934**	**53,48,67,280**	**81,90,923**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

(All amounts in Indian rupees unless otherwise stated)

Attributable to owners of the Company	Share capital	Share premium	Capital reserve	Foreign currency Translation reserve	Retained earnings	Total	Non controlling Interest	Total equity
Balance at April 1, 2016	22,62,68,900	3,54,89,93,510	-	(1,55,24,315)	1,78,12,17,213	5,54,09,55,308	90,15,084	5,54,99,70,392
Total comprehensive income for the period								
Profit for the period	-	-	-	-	19,31,53,123	19,31,53,123	6,47,877	19,38,01,000
Other comprehensive income, net of income tax								
Foreign currency translation differences	-	-	-	(20,24,229)	-	(20,24,229)	-	(20,24,229)
Remeasurement of defined benefit obligation	-	-	-	-	-	-	-	-
Total comprehensive income for the period	-	-	-	(20,24,229)	19,31,53,123	19,11,28,894	6,47,877	19,17,76,771
Transactions with owners, recorded directly in equity								
Distributions to owners								
Dividends to owners (including dividend distribution tax)	-	-	-	-	(4,90,19,764)	(4,90,19,764)	-	(4,90,19,764)
Share based compensation	-	-	58,66,044	-	-	58,66,044	-	58,66,044
Acquisition of business	-	-	2,47,11,705	-	-	2,47,11,705	-	2,47,11,705
Total distributions to owners	-	-	3,05,77,749	-	(4,90,19,764)	(1,84,42,015)	-	(1,84,42,015)
Balance at September 30, 2016	22,62,68,900	3,54,89,93,510	3,05,77,749	(1,75,48,544)	1,92,53,50,572	5,71,36,42,187	96,62,961	5,72,33,05,148
Balance at April 1, 2017	22,62,68,900	3,54,89,93,510	-	(2,74,59,191)	2,14,08,55,229	5,88,86,58,448	3,10,71,112	5,91,97,29,560
Total comprehensive income for the period								
Profit for the period	-	-	-	-	34,06,48,507	34,06,48,507	(2,47,47,058)	31,59,01,449
Other comprehensive income, net of income tax								
Foreign currency translation differences	-	-	-	14,70,519	-	14,70,519	(1,86,031)	12,84,488
Remeasurement of defined benefit asset	-	-	-	-	-	-	-	-
Total comprehensive income for the period	-	-	-	14,70,519	34,06,48,507	34,21,19,026	(2,49,33,089)	31,71,85,937
Transactions with owners, recorded directly in equity								
Dividends to owners(including dividend distribution tax)	-	-	-	-	13,13,35,340	13,13,35,340	-	13,13,35,340
Total contributions by and (distributions to) owners	-	-	-	-	13,13,35,340	13,13,35,340	-	13,13,35,340
Balance at September 30, 2017	22,62,68,900	3,54,89,93,510	-	(2,59,88,672)	2,35,01,68,396	6,09,94,42,134	61,38,023	6,10,55,80,157
US $ (Refer Note 2(c))	34,65,067	5,43,49,058	-	(3,97,989)	3,59,90,328	9,34,06,464	93,997	9,35,00,461